Exhibit 10.35

SECOND ADDENDUM

TO

ADCENTER LICENSE, HOSTING AND SUPPORT AGREEMENT

This Addendum is entered into by and between IAC Search & Media,, a Delaware corporation (“Partner”) and LookSmart, Ltd., a Delaware corporation (“LookSmart”) and is the second addendum to that certain AdCenter License, Hosting and Support Agreement by and between Partner and LookSmart entered into as of May 16th, 2005 (the “Agreement”). This Second Addendum is effective as of the date Partner signs this Addendum and gives the signed document to LookSmart in accordance with Section 12(c) of the Agreement (the “Effective Date”).

Whereas pursuant to Section 5.c.i. of the Agreement, Partner has requested that LookSmart develop additional features or functions of the AdCenter (known as “Ask 2.0”), and LookSmart wishes to do so;

Therefore Partner and LookSmart agree as follows:

1.	All capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in the Agreement.

2.	Project Plan. The project plan for AdCenter 2.0 is attached as Exhibit 1 hereto.

3.	Delivery. LookSmart agrees that it will deliver the features/functions to Partner and notify Partner of such delivery within *** days after the Effective Date.

4.	Warranty. LookSmart warrants that upon delivery to Partner, the features/functions it develops under this Addendum will meet the requirements of Exhibit 2, provided that Partner will notify LookSmart within thirty (30) days after Launch of any breach by LookSmart of such warranty. Without limiting the scope or availability of any remedy provided in the Agreement for breach of a warranty in the Agreement, as Partner’s sole and exclusive remedy for breach of the foregoing warranty, upon receiving notice of such breach by Partner, LookSmart shall repair the features/functions to conform to the requirements of Exhibit 2.

5.	Except as notified herein, the Agreement shall remain in full force and effect.

Partner		LookSmart

By:	/s/ Danial E. Caul	By:	/s/ Bryan Everett
Name:	Danial E. Caul	Name:	Bryan Everett
Title:	V.P. & General Counsel	Title:	SVP, Sales

Confidential

***	Material in the exhibit marked with a “***” has been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

EXHIBIT 1: ASK 2.0 PROJECT PLAN

ASK 2.0 TIMELINE

***	***
***	***
***	***
***	***

ASK 2.0 SCOPE AND COST

Features		Cost

1001, 1002, 2001, 2005 2006, 2007, 2008, 2008, 2008, 2011, 4002, 5001, 5003, 5004, 5005, 5006, 5007, 6005, 6006, 6009, 8001, 8002, 9003, 10001, 12001, 12002, 12003, 13001	***	$***

Training and Documentation	***	$***

Confidential

***	Material in the exhibit marked with a “***” has been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

***

Confidential

***	Material in the exhibit marked with a “***” has been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

EXHIBIT 2: ASK 2.0 REQUIREMENTS

Feature Index	Requirement	Scope agreed for ASK and LookSmart	As Supported in the Platform today	Ask 2.0

1000	***

1001	***	***	***	***

1002	***	***	***	***

2000	***

2001	***	***	***	***

2005	***	***	***	***

2006	***	***	***	***

2007	***	***	***	***

2008	***	***	***	***

Confidential

***	Material in the exhibit marked with a “***” has been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

Feature Index	Requirement	Scope agreed for ASK and LookSmart	As Supported in the Platform today	Ask 2.0

2008	***	***	***	***

2008	***	***	***	***

2011	***	***	***	***

4002	***	***	***	***

5000	***

5001	***	***	***	***

5003	***	***	***	***

5004	***	***	***	***

5005	***	***	***	***

5006	***	***	***	***

Confidential

***	Material in the exhibit marked with a “***” has been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

Feature Index	Requirement	Scope agreed for ASK and LookSmart	As Supported in the Platform today	Ask 2.0

5007	***	***	***	***

10001	***	***	***	***

13001	***	***	***	***

6000	***

6005	***	***	***	***

6006			***	***

6009	***	***	***	***

8000	***

8001	***	***

8002	***	***	***	***

9000	***

9003	***	***	***	***

12000

12001	***	***	***	***

12002	***	***	***	***

12003	***	***	***	***

Confidential

***	Material in the exhibit marked with a “***” has been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.